UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Definitive proxy statement
☐	Definitive additional materials
☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

MOBILESMITH, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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PRELIMINARY

MOBILESMITH, INC.
5400 Trinity Road, Suite 208
Raleigh, North Carolina, 27607

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held May 23, 2016

To the Stockholders of MobileSmith, Inc.:

The 2016 annual meeting (the “Annual Meeting”) of stockholders of MobileSmith, Inc. (the “Company”) will be held at our executive offices at 5400 Trinity Road, Suite 208, Raleigh, North Carolina 27607 on Monday, May 23, 2016 at 10:00 a.m. local time for the following purposes:

i.
Elect a board of three directors;

ii.
Amend the Company’s certificate of incorporation to increase the number of shares of common stock, par value $.001 per share, that the Company is authorized to issue from 45,000,000 to 100,000,000 shares;

iii.
Adopt the 2016 Equity Compensation Plan;

iv.
Approve, in a non-binding advisory vote, the compensation of the Company’s named executive officers; and

v.
Consider and take action upon such other matters as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement that accompanies this Notice. The Board has fixed the close of business on April 8, 2016 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. Only stockholders of record at the close of business on the record date are entitled to notice of, and to vote at, the meeting.

Regardless of whether you plan to attend the Annual Meeting, please vote your shares as soon as possible so that your shares will be voted in accordance with your instructions. For specific voting instructions, please refer to the instructions on the proxy card that was mailed to you. If you attend the meeting, you will have the right to revoke the proxy and vote your shares in person.

We look forward to seeing you at the Annual Meeting.

Amir Elbaz Chairman of the Board April 1, 2016

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF
PROXY MATERIALS AND ANNUAL REPORT

The Company’s proxy materials and Annual Report on Form 10-K are available at https://www.iproxydirect.com/MOST.

PRELIMINARY

MOBILESMITH, INC.
5400 Trinity Road, Suite 208
Raleigh, North Carolina, 27607

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is being furnished in connection with the solicitation of proxies on behalf of the Board (“Board”) of MobileSmith, Inc., a Delaware corporation (the “Company”) for use at the Company’s 2016 annual meeting (the “Annual Meeting”) of stockholders to be held at our executive offices at 5400 Trinity Road, Suite 208, North Carolina, 27607 on Monday, May 23, 2016 at 10:00 a.m. local time, and any adjournment thereof. We will bear the cost of soliciting proxies.

Pursuant to rules adopted by the SEC, we are providing stockholders with Internet access to our proxy materials. Our Board of Directors has made these proxy materials available to you on the Internet on or about April 13, 2016 at https://www.ipropxydirect.com/MOST which is the website described in the Notice of Internet Availability of Proxy Materials (the “Notice”), mailed to stockholders of record and beneficial holders. Doing so allows us to further our environmental objectives and the prudent use of resources by limiting waste generated from our Annual Meeting. Accordingly, we are sending the Notice to our stockholders of record and beneficial owners of our stock, and filing the Notice with the SEC, on or about April 11, 2016. In addition to our proxy materials being available for review at https://www.ipropxydirect.com/MOST, the site contains instructions on how to access the proxy materials over the Internet or to request a printed copy, free of charge. In addition, stockholders may request proxy materials in printed form by mail or electronically by e-mail on an ongoing basis by contacting us at our principal executive offices in Raleigh, North Carolina. We will also provide stockholders upon request and free of charge with a copy of our Form10-K for the year ended December 31, 2015 filed with the SEC.

At the Annual Meeting, the stockholders will be asked to:

i.
Elect a board of three directors;

ii.
Amend the Company’s certificate of incorporation to increase the number of shares of common stock, par value $.001 per share, that the Company is authorized to issue from 45,000,000 to 100,000,000 shares;

iii.
Adopt the 2016 Equity Compensation Plan;

iv.
Approve, in a non-binding advisory vote, the compensation of the Company’s named executive officers; and

v.
Consider and take action upon such other matters as may properly come before the meeting or any adjournment thereof.

To have a valid meeting of the stockholders, a quorum of the Company’s stockholders is necessary. A quorum shall consist of a majority of the shares of the Common Stock issued and outstanding and entitled to vote on the record date of April 8, 2016 (the “Record Date”) present in person or by proxy at the Annual Meeting. Stockholders who execute proxies retain the right to revoke them at any time by notice in writing to the Secretary of the Company, by revocation in person at the meeting or by presenting a later-dated proxy. Unless so revoked, the shares represented by proxies will be voted at the meeting. The shares represented by the proxies solicited by the Board will be voted in accordance with the directions given therein, but if no direction is given, such shares will be voted (i) FOR the election as directors of the nominees of the Board named below; (ii) FOR the proposal to amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock to 100,000,000 shares, (iii) FOR the adoption of the 2016 Compensation Plan, (iv) FOR the resolution regarding the non-binding advisory vote of the compensation of the Company’s named executive officers; and (v) in the discretion of the proxies named in the proxy on any other proposals to properly come before the Annual Meeting or any adjournment(s).

Votes Required for Approval
Assuming the presence of a quorum at the annual meeting:

●
The election of directors (Proposal No. 1) will be determined by a plurality of the votes cast. Withheld votes and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on the proposal to elect directors.
●
The affirmative vote of a majority of the shares issued and outstanding is required for approval of Proposal No. 2 (increase in authorized Common Stock). Abstentions and broker non-votes will be counted as votes against Proposal No. 2.
●
The approval of our 2016 Equity Compensation Plan (Proposal No. 3) and the advisory approval of our executive compensation (Proposal No. 4) requires the affirmative vote of the holders of a majority of the shares of our common stock present or represented and entitled to vote on the proposal. Abstentions and broker non-votes are not treated as votes cast, and therefore will have no effect on these proposals.
●
The approval of any such other matters as may properly come before the meeting or any adjournment thereof.

Proposal No 3 (adoption of the 2016 Equity Compensation Plan) will be approved only if Proposal No. 2 (increase in they authorized common stock) is also approved.

Broker Non-Votes
A “broker non-vote” occurs when a broker, bank, or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder (i) has not received instructions from the beneficial owner and (ii) does not have discretionary voting power for that particular item.

If you are a beneficial owner and you do not give instructions to your broker, bank, or other holder of record, such holder of record will be entitled to vote the shares with respect to “routine” items but will not be permitted to vote the shares with respect to “non-routine” items (those shares are treated as “broker non-votes”). If you are a beneficial owner such holder of record may not vote your shares on the election of directors or the proposal to amend our certificate of incorporation to increase the number of shares of the Company’s authorized common stock or the proposals to approve the 2016 Equity Incentive Plan, or the advisory resolutions regarding say-on-pay without your voting instructions on those proposals. Accordingly, without your voting instructions on these proposals, a broker non-vote will occur.

We encourage you to provide instructions to your bank, brokerage firm, or other nominee by voting your proxy. This action ensures that your shares will be voted in accordance with your wishes at the annual meeting.

Revocability of Proxies
You may revoke any proxy given in response to this solicitation by notifying the Company in writing at the above address, attention: Corporate Secretary by 5 p.m. on May 20, 2016, or by voting a subsequent proxy or in person at the annual meeting. Attendance by a stockholder at the meeting does not alone serve to revoke a proxy. If a broker, trust, bank or other nominee holds your shares, please follow the instructions you receive from that person.

How Can I Vote Without Attending the Annual Meeting?
There are four convenient methods for registered stockholders to direct their vote by proxy without attending the Annual Meeting:

●
Vote by Internet. You can vote via the Internet. The website address for Internet voting is provided on your Notice or proxy card. You will need to use the control number appearing on your Notice or proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 22, 2016. Internet voting is available 24 hours a day. If you vote via the Internet, you do NOT need to vote by telephone or return a proxy card.
●
Vote by Telephone. You can also vote by telephone by calling the telephone number provided on the Internet link on your Notice or on your proxy card. You will need to use the control number appearing on your Notice or proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 P.M. Eastern Time on May 22, 2016. Telephone voting is available 24 hours a day. If you vote by telephone, you do NOT need to vote over the Internet or return a proxy card.
●
Vote by Fax. You can also vote by fax by faxing to the fax number provided on the Internet link on your Notice or on your proxy card. You will need to use the control number appearing on your Notice or proxy card to vote by fax. You may transmit your voting instructions form by fax up until 11:59 P.M. Eastern Time on May 22, 2016. Fax voting is available 24 hours a day. If you vote by fax, you do NOT need to vote over the Internet or return a proxy card.
●
Vote by Mail. If you received a printed copy of the proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of the Record Date, the number of shares of our common stock beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of our common stock; (ii) each director and director nominee; (iii) each of the named executive officers in the Summary Compensation Table; and (iv) all directors and executive officers as a group. As of the Record Date, we had 19,827,542 shares of common stock issued and outstanding.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and generally includes voting or investment power with respect to securities. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.
Name and Address of Beneficial Owner (1)	Shares Beneficially Owned(2)	% of Shares Beneficially Owned
Any Lugassy 126 Chemin des Hauts, Crets 1253 Vandeeuvres, Geneva. Switzerland (3)	18,498,998	62.7%
Union Bancaire Privee, UBP SA (4) Rue du Rhone 96-98 | CP | CH-1211 Geneva 1, Switzerland	15,256,769	43.5%
Doron Roehler (5) c/o S. Roehler 134 Aluf David Street Ramat Gan 52236, Israel	2,843,834	13.9%

Directors and Named Executive Officers:
Amir Elbaz, Chief Executive Officer and Chairman of the Board	20,000(6)	*
Bob Dieterle, Chief Operating Officer	75,000(6)	*
Gleb Mikhailov, Chief Financial Officer	--	*
Jon Campbell, Director	--	*
Ronen Shviki, Director	--	*
All executive officers and directors as a group (5) persons	95,000	*
______________
*Less than one percent.

1)
Unless otherwise indicated, the address of such individual is c/o MobileSmith, Inc., 5400 Trinity Road, Suite 208, Raleigh, North Carolina 27607.
2)
In computing the number of shares beneficially owned by a person and the percentage ownership of a person, shares of our common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of the Record Date are deemed outstanding. Such shares, however, are not deemed outstanding for purposes of computing the percentage ownership of each other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock.
3)
The record holder of the shares is Grasford Investments Ltd., or Grasford, which is controlled by Mr. Lugassy, as principal.  Beneficial ownership is comprised of 8,830,269 shares of the Company’s common stock and 9,668,729 shares issuable upon conversion of the Company's Convertible Notes due November 2016 (the "Convertible Notes") held by Grasford.
4)
 Comprised of shares of the Company’s common stock issuable upon conversion of the Convertible Notes.
5)
Comprised of 2,332,807 shares of Common Stock held as of record by Mountain Top LTD., a British Anguilla company (an entity controlled by Mr. Roethler) and 511,027 shares of the Company’s common stock issuable upon conversion of Convertible Notes held by Crystal Management Ltd., a company registered in Anguilla, (entity controlled by Mr. Roethler).
6)
Comprised of 20,000 shares of the Company’s common stock issuable upon exercise of vested plan options.

EXECUTIVE COMPENSATION

The following table sets forth the total compensation received for services rendered in all capacities to our Company for the last two fiscal years, which was awarded to, earned by, or paid to our Chief Executive Officer, Chief Operating Officer and our Chief Financial Officer, which we refer to collectively as our "Named Executive Officers."

Name and Principal Position	Year	Salary ($)	Option Awards ($) (1)	All Other Compensation ($)	Total ($)

Amir Elbaz	2014	$181,039	$-	$-	$181,039
Chief Executive Officer	2015	$180,000	$-	$-	$180,000

Bob Dieterle	2014	$141,200	$-	$14,365(3)	$155,565
Senior Vice President and Chief Operating Officer (2)	2015	$142,866	$-	$22,695(3)	$165,561

Gleb Mikhailov	2014	$112,503	$-	$-	$112,503
Chief Financial Officer	2015	$121,200	$-	$-	$121,200

(1)
Amounts in this column reflect the aggregate grant date fair value computed in accordance with FASB ASC 718 with respect to employee stock options granted under our Equity Incentive Plan. The assumptions used to calculate the fair value of stock option grant are set forth in Note 2 (Significant Accounting Policies) to our financial statements, which are included in the Annual Report on Form 10-K.  The grant-date fair value does not necessarily reflect the value of shares which may be received in the future with respect to these awards. The fair value of the stock options will likely vary from the actual value the holder receives because the actual value depends on the number of options exercised and the market price of our Common Stock on the date of exercise.

(2)	Mr. Dieterle has served as Senior Vice President and General Manager of the Company since February 2011 and Chief Operating Officer since May 13, 2014.
(3)	Reflects commissions based on revenues payable to Mr. Dieterle under the terms of the Company Incentive Compensation program.

Grants of Plan-Based Awards for Year Ended December 31, 2015
There were no grants of options to any of our Named Executive Officers during the year ended December 31, 2015.

Outstanding Equity Awards at December 31, 2015
The following table provides information about outstanding equity awards held by the named executive officers as of December 31, 2015:

OUTSTANDING EQUITY AWARDS AT 2015 FISCAL YEAR-END

	Option Awards
Name	Number of securities underlying unexercised options (#) Exercisable	Number of Securities underlying unexercised Option (#) Unexercisable	Option exercise price ($/Sh)	Option expiration date
Amir Elbaz	20,000	-	$1.14	3/25/2020
Bob Dieterle	75,000	-	$1.14	3/25/2020

Option Exercises and Stock Vested in 2015
There were no option exercises by our named executive officers during 2015.

Employment Agreements

Bob Dieterle. We and Bob Dieterle entered into an employment agreement dated as of February 1, 2010, pursuant to which Mr. Dieterle served as our General Manger and Senior Vice President of Operations through May 13, 2014, whereupon he was appointed as our Chief Operating Officer. Under the agreement, Mr. Dieterle was paid an annual salary at the per annum rate of $141,200 in 2015.   The agreement contains certain provisions for early termination and change in control, which may result in a severance payment equal up to one year of base salary then in effect. These severance benefits are discussed in more detail below under “Potential Payments upon Change of Control or Termination following a Change of Control.” In addition, Mr. Dieterle received in 2015 approximately $23,000 as commissions in respect of revenues recorded by us for such year. The agreement includes certain confidentiality and non-compete provisions that prohibit the executive from competing with us, or soliciting our employees, for such period as he is receiving payments from our company following the termination of his employment.

               Effective December 1, 2015 Mr. Dieterle’s per annum salary was increased to $161,200 and Mr. Mikhailov’s per annum salary was increased to $132,200
.

We have not entered into employment agreement with any of the other named executive officers.

Potential Payments upon Change of Control or Termination following a Change of Control

Assuming the employment of Mr. Dieterle, our Chief Operating Officer, was terminated involuntarily and without cause, or that he resigned with good reason, prior to a change of control occurring on December 31, 2015, he would have been entitled to cash payments equal to the amounts set forth in the below table, subject to any deferrals required under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). The following table summarizes the value of compensation and benefits as a result of a termination occurring prior to a change of control as of December 31, 2015.

	Base Salary ($)	Continuation of Benefits ($)	Accrued Vacation Pay ($)	Total Payments and Value of Equity Awards ($)
Payments	$40,300	$2,820	$45	$43,165

Assuming the employment of Mr. Dieterle was terminated involuntarily and without cause, or that he resigned with good reason during the 12 months following a change of control occurring on December 31, 2015, in accordance with the terms of the employment agreements with him he would have been entitled to cash payments in the amounts below, subject to any deferrals required under the Code. The following table summarizes the value of compensation and benefits as a result of a termination occurring immediately following a change of control as of December 31, 2015:

			Accrued	Total Payments
		Continuation	Vacation	and Value of
	Base Salary	of Benefits	Pay	Equity Awards
	($)	($)	($)	($)
Payments	$201,500	$2,820	$45	$204,365

               Other than as specified above, we currently have no arrangements with any of the other named executive officers with respect to payments in connection with a termination of their employment or a change in control of the Company.

COMPENSATION OF DIRECTORS

Compensation of Directors

The following table summarizes the compensation paid to the directors for the fiscal year ended December 31, 2015, not covered in the tables above.

2015 DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Ronen Shviki	$18,000	$-	$-	$-	$18,000
Jon Campbell	$18,000	$-	$-	$-	$18,000

Pursuant to the compensation policy adopted by the Board effective March 26, 2010, each non-management member of the Board is entitled to a fee of $1,500 per month, and additional monetary compensation may be awarded at the Chairman of the Board’s discretion for any director incurring overnight travel to attend Board meetings or other functions for the benefit of the Company. In addition, the directors are entitled, at their election, to equity award grants of either 20,000 shares for stock option grants (30,000 shares for a non-management director who is appointed the Chairman of the Board) or 10,000 shares for restricted stock awards (15,000 shares for a non-management director who is appointed the Chairman of the Board). No such awards were granted during the fiscal year ended December 31, 2015.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Sale Leaseback of Company Equipment with Noteholders. On September 4, 2009, the Company entered into a sale-leaseback agreement with the current holders of the Notes. The noteholders paid a market rate cost of $200,000 through the reduction of current outstanding debt under such Notes in exchange for all of the Company’s office furniture, equipment and computers. The noteholders then leased all furniture, equipment and computers back to the Company over a 10-year period. The purchase price of $200,000 represented the fair market value of the equipment based on an independent appraisal of the equipment by Dynamic Office Services and Coastal Computers, which are not affiliated with the Company.

Sale of Convertible Notes to Certain Related Parties. As of April 1, 2016, the Company had $37.1 million of convertible Notes outstanding of which Grasford, an affiliated party, held $13.8 million and UBP, significant beneficial owner, held $21.8 million.  During 2015, the Company paid approximately $1,180,000 and $1,539,000 in interest to Grasford and UBP, respectively, for the aggregate amount of Notes held by them.

Sale of 2014 NPA Notes to Certain Related Parties
During 2015 the Company issued Convertible Notes in aggregate principal amount of $5,050,000 to UBP under the following terms:

●
a maturity date of the earlier of (i) November 14, 2016, (ii) a Change of Control (as defined in the 2014 NPA), or (iii) when, upon or after the occurrence of an Event of Default (as defined in the 2014 NPA), such amounts are declared due and payable by a noteholder or made automatically due and payable in accordance with the terms of the Note;
●
an interest rate of 8% per year, with accrued interest payable in cash in quarterly installments commencing on the third month anniversary of the date of issuance of the Note with the final installment payable on the maturity date of the Convertible Note;
●
a conversion price per share that is fixed at $1.43;
●
may not be prepaid without the consent of holders of at least two-thirds of the aggregate outstanding principal amount of Notes issued under the 2014 NPA.

Policy for Approval of Related Party Transactions
The Company requires that any related party transactions must be approved by the full Board of Directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The members of the Board, its executive officers, and persons who hold more than 10% of the Company’s outstanding shares of common stock, $0.001 par value per share, or common stock, are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which requires them to file reports with respect to their ownership of the Company’s common stock and their transactions in such common stock. Based upon the Company’s review of the Section 16(a) reports in its records for fiscal year 2015 transactions in the Company’s common stock, the Company believes that all reporting requirements under Section 16(a) for fiscal year 2015 were met in a timely manner by its directors, executive officers, and greater than 10% beneficial owners, except that  Union Bancaire Privée, or UBP, has not filed a Form 3 or any subsequent reports in respect of its ownership of $20,817,180 in principal amount of the Company’s  convertible Notes, as of December 31, 2015, which Notes may be converted into shares of the Company’s common stock by UBP at any time upon notice.

INFORMATION RELATING TO EXECUTIVE OFFICERS AND KEY EMPLOYEES WHO ARE NOT DIRECTOR NOMINEES

Below is certain information relating to the executive officers and the sole key employee of the Company who are not also members of the Board of Directors or director nominees:

Bob Dieterle has been our Chief Operating Officer since May 2014 and our Senior Vice President and General Manager since January 2011. Mr. Dieterle is Chief Innovator of the Company’s flagship product, the MobileSmith™ Platform.  Mr. Dieterle brings with him over 20 years of global technology experience from companies like IBM and Lenovo and is an accomplished thought leader in the adoption and commercialization of emerging technologies at the consumer and enterprise levels. Prior to joining the Company, Mr. Dieterle served as the Executive Director of World Wide Product Management and Marketing of Services at Lenovo from 2006 to 2009. Mr. Dieterle has a B.S. in Electrical Engineering from North Carolina State University, and an M.B.A. from Duke University’s Fuqua School of Business

Gleb Mikhailov has been our Chief Financial Officer since April 2013. Prior to joining MobileSmith, from January 2013 to March 2013, Mr. Mikhailov served as the Manager of Financial Reporting and SEC Consulting in the SEC Solutions Group of Citrin Cooperman, LLP, an accounting firm providing business solutions and accounting services to middle market companies. From 2005 until 2012, Mr. Mikhailov was employed by EisnerAmper LLP, a full-service advisory and public accounting firm, in its Private Business Services Group and Audit and Assurance Group. He was a Manager at EisnerAmper LLP since 2010. Mr. Mikhailov holds a B.A. in Accounting from Rutgers, The State University of New Jersey and an M.B.A. from Rutgers Business School. Mr. Mikhailov holds a CPA license issued by the State of New Jersey.

Equity Compensation Plans

The following table provides information, as of December 31, 2015, regarding the Company’s compensation plans (including individual compensation arrangements) under which the Company is authorized to issue equity securities.

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)(c))
Equity compensation plans approved by security holders	273,494(1)	$1.38	4,638,651(2)
Equity compensation plans not approved by security holders	-	-
Total	273,494		4,638,651

(1)	Consists of shares issuable upon exercise of outstanding options under the Company’s 2004 Equity Compensation Plan.
(2)	All of the shares remaining for future issuance under the 2004 Equity Compensation Plan are available for issuance as options or restricted stock awards.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

The persons named below have been nominated for election as directors by the Board. If elected, each nominee will hold office until the 2017 Annual Meeting of the stockholders and until his or her successor is duly elected and qualified.

It is the intention of the persons named in the proxy to vote FOR the election of the three persons named in the table below as directors of the Company, unless authority to do so is withheld. If events not now known or anticipated make any of the nominees unwilling or unable to serve, the proxy will be voted (in the discretion of the persons named therein) for other nominees not named herein in lieu of those unwilling or unable to serve. The Board is not aware of any circumstances likely to cause any nominee to become unavailable for election.

The following table sets forth the name, age, the position they hold, and the year in which they began serving as a Director of the Company for each director nominee:

Name	Age	Position	Year Became a Director
Amir Elbaz	39	Chairman of the Board, CEO and Director	2010
Ronen Shviki	47	Director	2013
Jon Campbell	53	Director	2013

The business experience, principal occupations and employment, as well as the periods of service, of each of the Company’s directors during at least the last five years are set forth below.

Amir Elbaz has served as Company’s Chief Executive Officer since May 2013. Amir Elbaz is also the Chairman of the Board. During his tenure as a member of the Board, and its Chairman, Mr. Elbaz has been actively involved in the operation of the Company. Mr. Elbaz has served on the Board since January 2010 and as Chairman of the Board since November 2012.

Mr. Elbaz currently also serves as the CEO of iPhotonix LLC and Asymblix LLC, two sister companies. His tenure in iPhotonix and Asymblix started in April 2010. iPhotonix is an innovative fiber optics networking gear developer and Asymblix is an electronic manufacturing services company. Between October 2008 and April 2010 Mr. Elbaz advised technology and renewable energy companies on business strategy, restructuring and business development initiatives. Mr. Elbaz served as the Executive Vice President & Chief Financial Officer of Lithium Technology Corporation, or LTC, until November 2008. Mr. Elbaz joined LTC in 2006 to oversee finances and marketing, as well as business development. Prior to joining LTC, Mr. Elbaz served as a Senior Associate of Arch Hill Capital NV, a Dutch venture firm, from 2005-2006. During 2004 and most of 2005 Mr. Elbaz served as Vice President of Corporate Finance at Yorkville Advisors, where Mr. Elbaz sourced, structured and managed investments in more than a dozen public and private companies.  Prior to joining Yorkville Advisors, Mr. Elbaz served for several years as an analyst with the Economic Department in the Procurement Mission of the Israeli Ministry of Defense in New York City. In that capacity Mr. Elbaz co-headed multi-million dollar negotiations with first tier technology companies, and was in charge of the financial aspects of the day-to-day operations. Mr. Elbaz holds a B.A. from the University of Haifa, Israel, and an M.B.A. in Finance & Investments from Bernard Baruch College, CUNY, New York. Following his M.B.A. graduation, Mr. Elbaz was elected to the International Honorary Finance Society of Beta Gamma Sigma.

The Company believes Mr. Elbaz’s significant experience in the technology sector, coupled with his extensive financial and economic background and his deep knowledge of our company provide invaluable insight with respect to the Company’s business and technologies.

Ronen Shviki has served on the Board since February 2013. Since January 2013, Mr. Shviki has served as the Vice President for Business Development of Mendelssohn Ltd., an Israeli distribution company. Prior to this, Mr. Shviki served in the Israel Defense Forces as a Colonel in the Army branch. Mr. Shviki holds a B.A. in Business Administration from Interdisciplinary Center Herzliya and an LLB from Interdisciplinary Center Herzliya.

The Company believes Mr. Shviki’s extensive marketing and management experience, in addition to his knowledge of the international marketplace, contributes to the strategic composition of the Board.

Jon Campbell has served on the Board since September 2013. Since April 2010, Mr. Campbell has been serving as President and Chief Executive Officer of Wilarah LLC, an international consulting firm focused on business development and change management both within the U.S. Government and private industry. Prior to his involvement with Wilarah, Mr. Campbell served in the U.S. Army for over 26 years, retiring at the rank of Colonel.

The Company believes Mr. Campbell’s business development experience combined with his background in the U.S. Government is instrumental to Company’s market penetration strategy of focusing on the government sector.

ADDITIONAL INFORMATION CONCERNING THE BOARD

BOARD MEETINGS
The Board met formally five times during the year ended December 31, 2015. No director who served during 2015 attended fewer than 75% of the meetings of the Board or of the committees of the Board of which such director was a member.

The Board does not have a formal policy with respect to Board members’ attendance at annual stockholder meetings, although it encourages directors to attend such meetings.

CODE OF ETHICS
The Company has adopted a Code of Ethics applicable to its executives, including the principal executive officer, principal financial officer, and principal accounting officer, as defined by applicable rules of the SEC. The Company will promptly deliver free of charge, upon request, a copy the Code of Ethics to any stockholder requesting a copy. Requests should be directed to the Company’s Chief Financial Officer at 5400 Trinity Rd., Suite 208, Raleigh, NC, 27607.  If the Company makes any amendments to the Code of Ethics other than technical, administrative, or other non-substantive amendments, or grants any waivers, including implicit waivers, from a provision of the Code of Ethics to the Company’s Chief Executive Officer, Chief Financial Officer, Chief Operating Officer or certain other finance executives, the Company will disclose the nature of the amendment or waiver, its effective date, and to whom it applies in a Current Report on Form 8-K.

BOARD LEADERSHIP STRUCTURE
Mr. Elbaz has served as Chief Executive Officer since May 2013 and Chairman since November 2012; prior to that time, he was a Board member since January 2010. The Board believes that its current leadership structure, in which the positions of Chairman and Chief Executive Officer are held by Mr. Elbaz, is appropriate at this time and provides the most effective leadership for the Company in a highly competitive and rapidly changing technology industry. Our Board believes that combining the positions of Chairman and Chief Executive Officer under Mr. Elbaz allows for focused leadership of our organization which benefits us in our relationships with investors, customers, suppliers, employees and other constituencies. We believe that any risks inherent in that structure are balanced by the oversight of our independent Board members. Given Mr. Elbaz’s past performance in the roles of Chairman of the Board and Chief Executive Officer, at this time the Board believes that combining the positions continues to be the appropriate leadership structure for our Company and does not impair our ability to continue to practice good corporate governance.

BOARD COMMITTEES
The Board of Directors currently has no standing committees. The entire board acts as the audit, compensation, and nominating and corporate governance committees. Our Board of Directors may, from time to time, establish these or other committees. The audit committee operates under a written charter adopted by the Board. The charter is available in print to any stockholder upon request.

The board of directors has determined that at present we have no audit committee financial expert serving on the board. Our board of directors believes that retaining an independent director who would qualify as an “audit committee financial expert” would be overly costly and burdensome and is not warranted in our circumstances given the stage of our company. As we generate significant revenue in the future, we intend to form a standing audit committee and identify and appoint a financial expert to serve on the audit committee.

While the Board has not yet established a formal policy with respect to diversity, the Board believes that it is essential that Board members represent diverse business backgrounds and experience and include individuals with a background in related fields and industries. In considering candidates, the Board considers the entirety of each candidate’s credentials in the context of these standards. We believe that the backgrounds and qualifications of our directors, considered as a group, should and do provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

The Company will consider candidates that are nominated by its stockholders. The name, business experience and other relevant background information of a candidate should be sent to the Chief Executive Officer who will then forward such information to the independent directors for their review and consideration. The process for determining whether to nominate a director candidate put forth by a stockholder is the same as that used for reviewing candidates submitted by directors. Other than candidates submitted by its directors and executive officers, the Company has never received a proposed candidate for nomination from any security holder that beneficially owned more than 5% of the Common Stock.

The Company has not, to date, implemented a policy or procedure by which its stockholders can communicate directly with its directors. Due to the small size of the Company and its resources, the Company believes that this is appropriate.

Board’s Role in Risk Oversight
Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of material risk management. In its risk oversight role, the Board reviews significant individual matters as well as risk management processes designed and implemented by management with respect to risk generally. The Board has designated the audit committee as the Board committee with general risk oversight responsibility. The audit committee periodically discusses with management the Company’s major risk exposures and the processes management has implemented to monitor and control those exposures and broader risk categories, including risk assessment and risk management policies. Additionally, members of our senior corporate management and senior executives regularly attend Board meetings and are available to address Board inquiries on risk oversight matters. Separate and apart from the periodic risk reviews and other communications between senior executives and the Board, many actions that potentially present a higher risk profile, such as acquisitions, material changes to our capital structure, or significant investments, require review or approval of our Board or its committees as a matter of oversight and corporate governance.

REPORT OF THE AUDIT COMMITTEE

The full Board of Directors sitting as an audit committee met (via conference call) and held discussions with management and Cherry Bekaert, LLP, Company's independent registered public accounting firm. The audit committee reviewed and discussed the audited financial statements for 2015 with management and has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Committees,” as currently in effect.

The Company’s independent registered public accounting firm also provided to the audit committee certain written communications and the letter required by PCAOB Rule 3526, “Communications with Audit Committees Concerning Independence.”  The audit committee also discussed with the independent registered public accounting firm their independence from the Company.

Based on the audit committee’s review and discussions described above, the audit committee recommended to the Board that the Company’s audited financial statements for 2015 be included in the Company’s Annual Report on Form 10-K for 2015 filed with the SEC.

Dated: March 17, 2016

SUBMITTED BY THE AUDIT COMMITTEE:

Amir Elbaz
Ronen Shviki
Jon Campbell

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

DIRECTOR INDEPENDENCE
Our Board has determined that two of our three directors are independent directors within the meaning of the independence requirements of the NASDAQ Listing Rules. The independent directors are Messrs. Campbell and Shviki.

BOARD RECOMMENDATION

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION AS DIRECTORS OF ALL OF THE NOMINEES FOR THE BOARD OF DIRECTORS.

PROPOSAL NO. 2
AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT THE COMPANY IS AUTHORIZED TO ISSUE TO 100,000,000

The Certificate of Incorporation presently authorizes the Company to issue up to 45,000,000 shares of Common Stock. As of Record Date, there were 19,827,542 shares of Common Stock issued and outstanding. We also have approximately 31,000,000 shares of Common Stock reserved for possible future issuance in connection with outstanding options, warrants, and our Convertible Notes. Of the 31,000,000 shares that are reserved for issuance, approximately 26,000,000 shares (approximately 84% of the shares currently reserved for issuance) are issuable to the holders of our Convertible Notes. Some of the shares reserved for issuance may never actually be issued. For example, many of the outstanding options and warrants, have per share exercise prices well in excess of the current market price of the Common Stock, making their exercise unlikely. Nevertheless, we must keep reserved for future issuance a sufficient number of shares of Common Stock to meet the Company’s obligations to issue Common Stock in the event these options or warrants are exercised or convertible debentures are converted.
Between November 14, 2007 and December 31, 2015, we raised gross proceeds of $36,305,000 million from the private placement of our Convertible Notes. The Convertible Notes, which are scheduled to mature on November 14, 2016, are convertible into shares of our Common Stock at a fixed conversion price of $1.43 (subject to adjustment upon certain specified conditions). Accordingly, we have reserved for issuance 25,388,112 shares of Common Stock for issuance upon conversion of these Convertible Notes. Accordingly, we intend to use a portion of the newly authorized shares to satisfy this reservation requirement.

The remaining 361,349 shares of Common Stock reserved for issuance relate to shares issuable upon exercise of stock options outstanding and held by employees (including officers) and non-employee directors, with per share exercise prices ranging between $.90 and $1.95. The table below summarizes information relating to the number of shares of our Common Stock currently outstanding, reserved and available for issuance and the number of shares of Common Stock that would be reserved and available for issuance immediately following approval of the increase in authorized shares of Common Stock.

	Before Amendment	After Amendment

Shares outstanding (as of April 1, 2016)	19,827,542	19,827,542

Shares reserved for issuance	26,308,901	40,947,552(1)

Total of the above as a % of the maximum number of authorized shares *	103%	41%

Shares available for issuance	-	39,224,906

(1) Assumes that Proposal No. 3 (Adoption of the 2016 Compensation Plan) is approved and accordingly, the amount of shares reserved for issuance include the 15,000,000 shares of Common Stock that may be issuable under the 2016 Compensation Plan.

Because of the limited number of shares of Common Stock available to be issued by the Company, the Board believes it is in the best interest of the Company and the stockholders to amend the Company’s Certificate of Incorporation and the Board has unanimously approved, and voted to recommend that the Stockholders approve, the proposed amendment to the Certificate of Incorporation (in the form attached hereto as APPENDIX A, the “Common Stock Amendment”) whereby the number of shares of Common Stock that we would be authorized to issue from time to time would be increased to 100,000,000 shares. If the Common Stock Amendment is approved by the Stockholders at the Annual Meeting, we intend to file the Common Stock Amendment with the Secretary of State of Delaware as soon as reasonably practicable after such approval and it will become effective upon filing.

The balance of the 39,224,906 additional authorized shares of Common Stock that is not needed to satisfy our reserve obligations may be issued for any proper corporate purpose approved by the Board of Directors. Among the reasons for having additional authorized and unissued shares of Common Stock are availability of shares for conversion of future borrowings of Convertible Notes, the ability to sell shares in capital raising transactions during advantageous market conditions, issue shares in connection with acquisitions of the assets, operating businesses or securities of other companies, and issue stock as stock dividends, stock splits and to use shares for other general corporate purposes. The additional shares of Common Stock, when issued, would have the same rights and privileges as the shares of Common Stock now issued. There are no pre-emptive rights relating to the Common Stock. Except in respect of the reservation requirements for the notes referred to above, we do not presently have any agreements, understandings or arrangements regarding the issuance of additional shares of Common Stock from any of the additional authorized shares.
However, the Board of Directors believes the Company will need to secure financing in the near term for working capital, which financing could involve the issuance or reserve for future issuance of additional shares of Common Stock (including upon conversion of existing and future Convertible Notes). Our Board of Directors believes that the complexity of modern business financing and acquisition transactions requires greater flexibility in our capital structure than now exists. The Board of Directors believes that an increase in the authorized Common Stock would provide us with increased flexibility in the future to issue capital stock in connection with public or private offerings, stock dividends, financing and acquisition transactions, employee benefit plans and other proper corporate purposes. Moreover, having such additional authorized shares of Common Stock available will give us the ability to issue stock without the expense and delay of a special meeting of stockholders, which delay might deprive us of the flexibility the Board views as important in facilitating the effective use of our stock. Except as otherwise required by applicable law or any applicable stock exchange rules, authorized but unissued shares of Common Stock may be issued at such time, for such purpose and for such consideration as the Board of Directors may determine to be appropriate, without further authorization by stockholders.
Any issuance of additional shares of Common Stock would increase the number of outstanding shares of Common Stock and (unless such issuance was pro-rata among existing stockholders) the percentage ownership of existing stockholders would be diluted accordingly. The dilutive effect of such an issuance could discourage a change in control by making it more difficult or costly.
BOARD RECOMMENDATION
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT THE COMPANY IS AUTHORIZED TO ISSUE TO 100,000,000.

PROPOSAL NO. 3
APPROVAL OF THE MOBILESMITH, INC. 2016 EQUITY COMPENSATION PLAN

At the Annual Meeting, the stockholders will be asked to adopt the Company's 2016 Equity Compensation Plan (the "2016 Plan") in the form attached hereto as Appendix B. The Stock Incentive Plan was approved by the Board of Directors on March 30, 2016.  A total of 15,000,000 shares of Common Stock have been reserved for issuance under the 2016 Plan.

The Board believes that equity-based awards are an important incentive to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders. The Stock Incentive Plan is intended to enable the Company to have an adequate number of shares of Common Stock available for the grant of stock options and other awards for such purposes.

Although the Company cannot currently determine the number of awards that may be granted in the future to the directors, executive officers and key employees of the Company, each of the directors, executive officers and key employees of the Company has an interest in the approval of the Stock Incentive Plan in so far as they are eligible recipients of options and other awards under the plan.

General Description of the 2016 Plan
The following is a summary of the material provisions of the 2016 Plan and is qualified in its entirety by reference to the complete text of the 2016 Plan.

Administration.  The 2016 Plan will be administered by the Board. Among other things, the Board has complete discretion, subject to the express limits of the 2016 Plan, to determine the directors, employees and nonemployee consultants to be granted an award, the type of award to be granted the terms and conditions of the award, the form of payment to be made and/or the number of shares of common stock subject to each award, the exercise price of each option, the term of each award, the vesting schedule for an award, whether to accelerate vesting, the value of the common stock underlying the award, and the required withholding, if any. The compensation committee may amend, modify or terminate any outstanding award, provided that the participant’s consent to such action is required if the action would impair the participant’s rights or entitlements with respect to that award. The compensation committee is also authorized to construe the award agreements, and may prescribe rules relating to the 2016 Plan. Notwithstanding the foregoing, the compensation committee does not have any authority to grant or modify an award under the 2016 Plan with terms or conditions that would cause the grant, vesting or exercise thereof to be considered nonqualified “deferred compensation” subject to Code Section 409A.

Grant of Awards; Shares Available for Awards.  The 2016 Plan provides for the grant of stock options, restricted stock awards, restricted stock and unrestricted stock awards to non-employee directors, officers, employees and nonemployee consultants of the Company or its affiliates. We have reserved a total of 15 million shares of common stock for issuance as or under awards to be made under the 2016 Plan. If any award expires, is cancelled, or terminates unexercised or is forfeited, the number of shares subject thereto is again available for grant under the 2016 Plan.

Currently, there are 34 identified employees (including three executive officers) and two non-employee directors, who would be entitled to receive stock options and/or shares of restricted stock under the 2016 Plan. Future new hires and additional non-employee directors and/or consultants would be eligible to participate in the 2016 Plan as well.

Stock Options.  The 2016 Plan provides for either “incentive stock options” (“ISOs”), which are intended to meet the requirements for special federal income tax treatment under the Code, or “nonqualified stock options” (“NQSOs. Stock options may be granted on such terms and conditions as the Board may determine; provided, however, that the per share exercise price under a stock option may not be less than the fair market value of a share of the Company’s common stock on the date of grant and the term of the stock option may not exceed 10 years (110% of such value and five years in the case of an ISO granted to an employee who owns (or is deemed to own) more than 10% of the total combined voting power of all classes of capital stock of our company or a parent or subsidiary of our company). ISOs may only be granted to employees. In addition, the aggregate fair market value of our common stock covered by one or more ISOs (determined at the time of grant) which are exercisable for the first time by an employee during any calendar year may not exceed $100,000. Any excess is treated as a NQSO.
Restricted Stock Awards.  A restricted stock award is a grant or sale of common stock to the participant, subject to our right to repurchase all or part of the shares at their purchase price (or to require forfeiture of such shares if issued to the participant at no cost) in the event that conditions specified by the compensation committee in the award are not satisfied prior to the end of the time period during which the shares subject to the award may be repurchased by or forfeited to us.

Unrestricted Stock Awards.  An unrestricted stock award is a grant or sale of shares of our common stock to the participant that is not subject to transfer, forfeiture or other restrictions, in consideration for past services rendered to the Company or an affiliate or for other valid consideration.

Amendment and Termination.  The compensation committee may adopt, amend and rescind rules relating to the administration of the 2016 Plan, and amend, suspend or terminate the 2016 Plan, but no such amendment or termination will be made that materially and adversely impairs the rights of any participant with respect to any award received thereby under the 2016 Plan without the participant’s consent, other than amendments that are necessary to permit the granting of awards in compliance with applicable laws. We have attempted to structure the 2016 Plan so that remuneration attributable to stock options and other awards will not be subject to the deduction limitation contained in Code Section 162(m).

Certain Federal Income Tax Consequences of the 2016 Plan
The following is a general summary of the federal income tax consequences under current U.S. tax law to the Company and to participants in the 2016 Plan who are individual citizens or residents of the United States for federal income tax purposes (“U.S. Participants”) of stock options, stock appreciation rights, restricted stock, performance shares, performance units, restricted stock units, distribution equivalent rights and unrestricted stock. It does not purport to cover all of the special rules including special rules relating to limitations on the ability of the Company to deduct the amounts for federal income tax purposes of certain compensation, special rules relating to deferred compensation, golden parachutes, participants subject to Section 16(b) of the Exchange Act or the exercise of a stock option with previously-acquired shares of the Company’s common stock. For purposes of this summary it is assumed that U.S. Participants will hold their shares of the Company’s common stock received under the 2016 Plan as capital assets within the meaning of Section 1221 of the Code. In addition, this summary does not address the non-U.S. state or local income or other tax consequences, or any U.S. federal non-income tax consequences, inherent in the acquisition, ownership, vesting, exercise, termination or disposition of an award under the 2016 Plan, or shares of the Company’s common stock issued pursuant thereto. All participants are urged to consult with their own tax advisors concerning the tax consequences to them of an award under the 2016 Plan or shares of the Company’s common stock issued thereto pursuant to the 2016 Plan.

A U.S. Participant does not recognize taxable income upon the grant of a NQSO or an ISO. Upon the exercise of a NQSO, the U.S. Participant recognizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price paid therefor under the NQSO, and the Company will generally be entitled to a deduction for such amount at that time. If the U.S. Participant later sells shares acquired pursuant to the exercise of a NQSO, the U.S. Participant recognizes long-term or short-term capital gain or loss, depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain. Upon the exercise of an ISO, the U.S. Participant does not recognize taxable income. If the U.S. Participant disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to the U.S. Participant, the U.S. Participant recognizes long-term capital gain or loss and the Company will not be entitled to a deduction. However, if the U.S. Participant disposes of such shares prior to the end of the required holding period, all or a portion of the gain is treated as ordinary income and the Company is generally entitled to deduct such amount. In addition to the tax consequences described above, a U.S. Participant may be subject to the alternative minimum tax, which is payable to the extent it exceeds the U.S. Participant’s regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price paid therefor under the ISO is a preference item for alternative minimum taxable income determination purposes. In addition, the U.S. Participant’s basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes.

A U.S. Participant does not recognize taxable income upon the grant of an SAR. The U.S. Participant has ordinary compensation income upon exercise of the SAR equal to the increase in the value of the underlying shares, and the Company will generally be entitled to a deduction for such amount.

A U.S. Participant does not recognize taxable income upon the receipt of a performance share award until the shares are received. At such time, the U.S. Participant recognizes ordinary compensation income equal to the excess, if any, of the fair market value of the shares over any amount thereby paid for the shares, and the Company will generally be entitled to deduct such amount at such time.

A U.S. Participant does not recognize taxable income upon the receipt of a performance unit award, restricted stock unit award or dividend equivalent right award until a cash payment is received. At such time, the U.S. Participant recognizes ordinary compensation income equal to the amount of cash received, and the Company will generally be entitled to deduct such amount at such time.

A U.S. Participant who receives a grant of restricted stock generally recognizes ordinary compensation income equal to the excess, if any, of the fair market value of such shares of stock at the time the restriction lapses over any amount paid timely for the shares. Alternatively, the U.S. Participant may elect to be taxed on the fair market value of such shares at the time of grant. The Company thereby will generally be entitled to a deduction at the same time and in the same amount as the income required to be included by the U.S. Participant.

A U.S. Participant recognizes ordinary compensation income upon receipt of the shares under an unrestricted stock award equal to the excess, if any, of the fair market value of the shares over any amount paid thereby for the shares, and the Company will generally be entitled to deduct such amount at such time.

New Plan Benefits

Because awards under the 2016 Compensation Plan are discretionary, the Company cannot currently determine the kind or number of awards that may be granted under the 2016 Compensation Plan or the recipients thereof.

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2016 PLAN.

PROPOSAL NO. 4
ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act and Exchange Act Rule 14a-21(a), we are including in the Proxy Statement a separate resolution to approve, in a non-binding, stockholder advisory vote, the compensation paid to our executive officers named in the summary compensation table and deemed to be “named executive officers”, who are Messrs. Elbaz, Dieterle and Mikhailov. Reference is made to the summary compensation table and disclosures set forth under “Executive Compensation” in this proxy statement. In 2013, our stockholders approved, on a non-binding, advisory basis, holding these non-binding, stockholder advisory votes on our executive compensation program once every three years. This vote represents our second non-binding, stockholder advisory vote on executive compensation

The 2015 compensation levels were set having regard to: (a) market rates for executives, (b) executives achieving efficient management of the business and controlling costs, to the extent possible, (c) demonstrating integrated management teamwork, and (e) showing effort, commitment and effectiveness in reaching the goals set by the Board.

   The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s compensation disclosure rules. The vote is advisory, which means that it is not binding on the Company or our Board.

    Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2016 annual meeting of stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the 2015 Summary Compensation Table and the other related tables and disclosure.”

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

BOARD RECOMMENDATION

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE OPTION OF ONCE EVERY THREE YEARS AS THE PREFERRED FREQUENCY FOR THE ADVISORY VOTE ON EXECUTIVE COMPENSATION.

INFORMATION RELATING TO AUDITORS

Cherry Bekaert LLP. (“Cherry Bekaert”) has audited the Company’s financials for the year ended December 31, 2015.
It is not anticipated that a representative of Cherry Bekaert will be present at the Annual Meeting.
The following table presents fees for professional audit services rendered by Cherry Bekaert, for the audit of the Company’s annual financial statements for 2015 and 2014. No other fees were billed, nor were other services rendered, by Cherry Bekaert during 2015 and 2014.
Type of Service/Fee	Fiscal 2015	Fiscal 2014

Audit Fees (1)	$75,000	$74,000

(1)
Audit Fees were for professional services rendered for the audits of our consolidated financial statements, quarterly review of the financial statements included in Quarterly Reports on Form 10-Q, consents, and other assistance required to complete the year-end audit of the consolidated financial statements.

          Our full Board pre-approves all audit and permissible non-audit services to be provided by our independent registered public accountants and the estimated fees for these services. None of the services provided by the independent registered public accountants that are described above were approved by the Audit Committee pursuant to a waiver of the pre-approval requirements of the SEC’s rules and regulations.

OTHER MATTERS

At the Annual Meeting, management does not intend to present any matters other than matters referred to herein, and as of this date management does not know of any matter that will be presented for a vote thereat.

STOCKHOLDER PROPOSALS

Under the rules of the SEC, stockholder proposals intended to be presented at the Company’s 2017 Annual Meeting of stockholders in accordance with Rule 14a-8 must be made in accordance with the by-laws of the Company and received by the Company, at its principal executive offices, for inclusion in the Company’s proxy statement for that meeting, no later than February 14, 2017 (60 days prior to the anniversary of this year’s mailing date). Failure to deliver a proposal in accordance with these procedures may result in it not being deemed timely received.

Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement. Our nominating and corporate governance committee reviews all stockholder proposals and makes recommendations to the board for actions on such proposals.

In addition, our Bylaws provide that any stockholder intending to nominate a candidate for election to the board or to propose any business at our 2017 annual meeting, other than non-binding proposals presented pursuant to Rule 14a-8 under the Exchange Act, must give notice to the Corporate Secretary at our principal executive offices, not earlier than the close of business on the 60th day (March 23, 2017) nor later than the close of business on the 90th day (February 23, 2017) prior to the first anniversary of the date of the preceding year’s annual meeting as first specified in the notice of meeting (without regard to any postponements or adjournments of such meeting after the notice was first given). The notice must include the information specified in our Bylaws, including information concerning the nominee or proposal, as the case may be, and information concerning the proposing or nominating stockholder’s ownership of and agreements related to our stock. If the 2017 annual meeting is held more than 30 days before or after the first anniversary of the date of the 2016 annual meeting, the stockholder must submit notice of any such nomination and of any such proposal that is not made pursuant to Rule 14a-8 by the later of the 90th day prior to the 2017 annual meeting or the 10th day following the date on which public announcement of the date of such meeting is first made. We will not entertain any proposals or nominations at the meeting that do not meet the requirements set forth in our Bylaws. If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting under proxies that we solicit to vote in accordance with our best judgment on any stockholder proposal or nomination. To make a submission or request a copy of our Bylaws, stockholders should contact our Corporate Secretary. We strongly encourage stockholders to seek advice from knowledgeable counsel before submitting a proposal or a nomination.

SOLICITATION OF PROXIES

The Company will pay the cost of the solicitation of proxies. Solicitation of proxies may be made in person or by mail, telephone, or telecopy by directors, officers, and employees of the Company. The Company does not intend to engage the services of others to solicit proxies in person or by telephone or telecopy. In addition, the Company may also request banking institutions, brokerage firms, custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such persons for the costs related to such services.

It is important that your shares be represented at the Annual Meeting. If you are unable to be present in person, you may vote by telephone or via the Internet. If you have received a paper copy of the proxy card by mail you may also sign, date and return the proxy card promptly in the enclosed postage-prepaid envelope.

“HOUSEHOLDING” OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and related notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or notice addressed to those stockholders. This process, which is commonly referred to as “house holding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker or us that they or we will be house holding materials to your address, house holding will continue until you are notified otherwise or until you instruct us to the contrary. If, at any time, you no longer wish to participate in house holding and would prefer to receive a separate proxy statement and related notices, or if you are receiving multiple copies of the proxy statement and related notices and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You may notify us by sending a written request to the Company at its address above or by calling us at 855-516-2413.

By Order of the Board
/s/ AMIR ELBAZ
Amir Elbaz
Chairman and Chief Executive Officer

APPENDIX A

PROPOSED AMENDMENT TO THE COMPANY’S
CERTIFICATE OF INCORPORATION
TO INCREASE THE NUMBER OF SHARES OF
COMMON STOCK
AUTHORIZED FOR ISSUANCE TO 100,000,000

ARTILCE IV of the Amended and Restated Certificate of Incorporation of MobileSmith, Inc. s hereby amended to read in its entirety as follows:

A. The Corporation is authorized to issue two classes of stock to be designated, respectively, Preferred Stock (“Preferred Stock”) and Common Stock (“Common Stock”).  The total number of shares of capital stock that the Corporation shall have authority to issue is one hundred and five million (105,000,000).  The total number of shares of Preferred Stock the Corporation shall have the authority to issue is five million (5,000,000).  The total number of shares of Common Stock the Corporation shall have the authority to issue is one hundred million (100,000,000).  The Preferred Stock shall have a par value of $0.001 per share and the Common Stock shall have a par value of $0.001 per share.

B. The Preferred Stock may be issued from time to time in one or more series.  The Board of Directors of the Corporation (the “Board”) is hereby authorized to provide for the issue of all or any of the shares of Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights, and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board providing for the issue of such shares and as may be permitted by the General Corporation Law of the State of Delaware.  The Board is also hereby authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to de issue of shares of that series.  In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

APPENDIX B

MOBILESMITH, INC
2016 EQUITY COMPENSATION PLAN
A.          ESTABLISHMENT, NAME AND PURPOSE
1.
Name: This plan, as amended from time to time, shall be known as the “MOBILESMITH, INC. 2016 EQUITY COMPENSATION PLAN” (the “Plan”).
2.          Purpose: The purpose of the Plan is to provide to key employees, officers and directors of MobileSmith, Inc., a Delaware corporation (the “Company”), or any subsidiary thereof, added incentive for high levels of performance and significant efforts to increase the earnings and long-term growth of the Company. This is accomplished by providing for the granting of U.S. Incentive Stock Options and Nonqualified Stock Options (as hereinafter defined) to qualified employees by providing them with the opportunity to purchase shares in the Company under the Plan. In addition, the Plan also provides for the granting of Nonqualified Stock Options to contract consultants and non-employee directors of the Company, in recognition of their efforts and assistance. This Plan also provides for Restricted Stock Agreements and Unrestricted Stock Agreements. This Plan is intended to comply with all relevant provisions of the United States Internal Revenue Code (the “Code”) including, without limitation, Sections 421 and 422 as they pertain to U.S. Incentive Stock Options.
B.
CERTAIN DEFINITIONS
As used in this Plan, the following words and phrases shall have the respective meanings set forth below, unless the context clearly indicates a contrary meaning:
1.
“Award” or “Awards” shall include Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, or any combination of the foregoing.
2.
“Award Agreement” shall mean a written or electronic agreement setting between the Company and the Grantee setting forth the terms and provisions applicable to an Award granted under the Plan. Award Agreement shall include Option Agreements, Restricted Stock Agreements, and Unrestricted Stock Agreement. Each Award Agreement may contain terms and conditions in addition to those set forth in the Plan; provided, however, that except to the extent explicitly provided to the contrary, in the event of any conflict in the terms of the Plan and the Award Agreement, the terms of the Plan shall govern.
3.
“Board of Directors” or “Board” shall mean the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, “Board” or “Board of Directors” shall also mean such Committee(s).
4.
“Cause” shall mean any of the following: (i) the willful, substantial and continuing failure of Grantee to render services to the Company in accordance with his assigned duties; (ii) willful misconduct or gross negligence of Grantee in connection with the performance of his duties; (iii) the conviction of Grantee for commission of a felony; (iv) any act of disloyalty, gross negligence, or dishonesty by Grantee which impacts the Company; (v) a breach of fiduciary duty owed to the Company by Grantee or a material breach by Grantee of the terms of this Agreement or any other agreement between the Company and Grantee; (vi) the commission by Grantee of an act of fraud, misappropriation or embezzlement, or willful disregard of the rules or policies of the Company; (vii) Grantee’s use of alcohol or drugs which interferes with the performance of Grantee’s duties for the Company; or (viii) a criminal conviction against the Company resulting in any way from Grantee’s conduct. For purposes of this Paragraph, no act, or the failure to act, on the Grantee’s part shall be considered “willful” unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interests of the Company.

5.
“Code” shall mean the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.
6.
“Committee” means the Board or, if appointed by the Board, a compensation committee or other committee of the Board consisting of two (2) or more directors duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.
7.
“Company” means MobileSmith, Inc., a Delaware corporation.
8.
“Disability” shall mean the inability to engage in any substantial gainful activity by reason of any medically determined physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, subject to such other limitations and conditions imposed by Code Section 22(e)(3).
9.
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
10.
“Fair Market Value Per Share” shall mean the fair market value per share of the Company’s Shares as determined by the Board in good faith. The Board is authorized to make its determination as to the fair market value of the Shares on the following basis: (i) if the Shares are not traded on a securities exchange and are not quoted on the National Association of Securities Dealers, Inc.’s Automated Quotation System (“NASDAQ”), but are quoted on the Over The Counter Electronic Exchange (OTCQB) operated by OTC Markets Group LLC, “Fair Market Value Per Share” shall be the mean between the average daily bid and average daily asked prices of the Shares on the Grant Date of an Award, as published on such bulletin board; (ii) if the Shares are not traded on a securities exchange and are quoted on NASDAQ, “Fair Market Value Per Share” shall be the closing transaction price of the Shares on the Grant Date of an Award, as reported on NASDAQ; (iii) if the Shares are admitted to trading on a securities exchange, “Fair Market Value Per Share” shall be the daily closing price of the Shares on the Grant Date of an Award, on such securities exchange; or (iv) if the Shares are traded only otherwise than as described in (i), (ii) or (iii) above, or if the Shares are not publicly traded, “Fair Market Value Per Share” shall be the value determined by the Board in good faith based upon the fair market value as determined by completely independent and well qualified experts.
11.
“Grantee” means a person who has been granted one or more Awards.

12.         “Grant Date” shall mean the date on which the Board makes an Award effective.
13.         “Insider” means an officer or a director of the Company or any other person whose transactions in Shares are subject to Section 16 of the Exchange Act.
14.         “Issued Shares” shall mean, collectively, all outstanding Shares issued pursuant to Restricted Stock Awards, and Unrestricted Stock Awards and all Option Shares.
15.         “Nonqualified Stock Option” shall mean an Option not intended to be (as set forth in an Option Agreement) and not qualifying as a U.S. Incentive Stock Option.
16.         “Option” shall mean a right to purchase Shares (subject to adjustment pursuant to Section C.10 hereof) granted under the Plan which may be either a U.S. Incentive Stock Option or a Nonqualified Stock Option.
17.         “Option Shares” means the shares that are issuable upon the exercise of an Option.
18.         “Restricted Stock Award” shall mean Awards granted pursuant to Section 6 and “Restricted Stock” means Shares granted pursuant to such Awards.
19.         “Section 409A” shall mean Section 409A of the Code, as amended, and the regulations and other guidance promulgated thereunder.
20.         “Securities Act” shall mean the Securities Act of 1933, as amended.
21          “Shares” or “Stock” shall mean the shares of common stock, US $0.001 par value per share, of the Company.
22.         “Service” shall mean the employment or retention of Grantee as an employee, consultant, Board member or independent contractor of and to the Company, as the case may be.
23.         “Subsidiary” shall mean any corporation within the meaning of Section 424(f) of the Code, or similar successor section.
24.         “Ten Percent Shareholder” shall mean an individual who, at the time an Award is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its parent or its Subsidiaries.
25.         “U.S. Incentive Stock Option” shall mean an Option intended to be (as set forth in an Option Agreement) and qualifying for treatment as an incentive stock option within the meaning of Code Sections 421 and 422(b), and designated as a U.S. Incentive Stock Option.27.

26.         “Unrestricted Stock Award” shall mean any Award granted pursuant to Section C.6 and “Unrestricted Stock” means Shares granted pursuant to such Awards.
C.
GENERAL TERMS AND CONDITIONS OF THE PLAN
1.
Administration
The Plan will be administered by the Board. The interpretation and construction by the Board of any provision of the Plan or of any Award thereunder shall be final and conclusive.
Subject to the general terms and conditions of this Plan, the Board shall have full authority in its discretion, from time to time and at any time, to determine (i) the Grantees, (ii) the number of Shares to be covered by each Award, (iii) whether to designate Options as U.S. Incentive Stock Options or Nonqualified Stock Options, (iv) the time or times at which the same shall be granted and shall expire, (v) the Fair Market Value of the shares of the Company’s capital stock or other property, (vi) the schedule and conditions on which such Award may be exercised and on which such Shares shall be paid for, (vii) the exercise price of the Shares covered by each Award granted hereunder and the method of payment of such price, (viii) the method for satisfaction of any tax withholding obligation arising in connection with the Award, including the withholding or delivery of shares subject to Award, (ix) the timing, terms and conditions of a Grantee’s ability to exercise the Award or the vesting schedule of any Award acquired upon the exercise thereof, (vi) any other matter which is necessary or desirable for, or incidental to, the administration of the Plan.
In addition, the Board shall have the power to:
(a)
approve one or more forms of Award Agreement;
(b)
amend, modify, extend, cancel or renew any Award or waive any restrictions or conditions applicable to any Award or any shares acquired upon the exercise thereof;
(c)
accelerate, continue, extend or defer the exercisability of any Award or the vesting of any Award, including with respect to the period following a Grantee’s termination of service with the Company;
(d)
prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Awards; and

(e)
correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or Award as the Board may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.
(f)
impose a “blackout” period during which a Grantee’s right to exercise Options and/or sell, purchase, or otherwise acquire or transfer Shares, Option Shares Restricted Stock, and/or Unrestricted Stock shall be limited.
The Board may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted thereunder. Each officer, director and employee of the Company holding a seat on the Board and to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.
With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16(b)-3 of the Exchange Act, as the same may be amended from time to time, such that any transaction pursuant to this Plan shall be exempt from Section 16(b) of the Exchange Act.
2.          Eligible Grantees
Only officers, key employees and directors who are also employees of the Company or any Subsidiary of the Company shall be eligible to receive grants of U.S. Incentive Stock Options. Contract consultants and all directors of the Company (whether or not they are employees of the Company) or any Subsidiary of the Company shall be eligible to receive grants of Nonqualified Stock Options. Within the foregoing limits, the Board, from time to time, shall determine and designate persons to whom Options may be granted. All such designations shall be made in the absolute discretion of the Board and shall not require the approval of the stockholders, except as expressly set forth herein. In determining (i) the number of Shares to be covered by each of the Options granted hereunder, (ii) the purchase price for such Shares and the method of payment of the purchase price (subject to the other sections hereof), (iii) the individuals of the eligible class to whom Options shall be granted, (iv) the terms and provisions of the respective Option Agreements and (v) the times at which such Options shall be granted, the Board shall take into account such factors as it shall deem relevant in connection with accomplishing the purpose of the Plan as set forth in Section A herein. An individual who has been granted an Option may be granted additional Options if the Board shall so determine.

Any person who is not an employee on the effective date of the grant of an Option to such person may be granted only a Nonqualified Stock Option. A U.S. Incentive Stock Option granted to a prospective employee upon the condition that such person become an employee shall be deemed granted effective on the date such person commences service with the Company, with an exercise price determined as of such date by the Board in accordance with Section C.4(d) hereof.
The Board may not grant a Grantee U.S. Incentive Stock Options to the extent that the aggregate fair market value (determined at the Grant Dates) of the Shares subject to all U.S. Incentive Stock Options granted under the Plan (or granted under any other incentive stock option plans of the Company and its parent and Subsidiaries) which are exercisable for the first time by such Grantee during the same calendar year exceeds One Hundred Thousand Dollars ($100,000).
3.          Reserved Shares
The Company has reserved Fifteen Million (15,000,000) Shares, for purposes of the Plan, subject to adjustment as provided in Section C.10 hereof or to increases determined by the Board. Option Shares, Restricted Stock, and/or Unrestricted Stock subject to the Plan may be either authorized but unissued Shares Restricted Stock, and/or Unrestricted Stock, Option Shares Restricted Stock, and/or Unrestricted Stock that were once issued and subsequently reacquired by the Company. The Board shall be empowered to take any appropriate action required to make Option Shares, Restricted Stock, and/or Unrestricted Stock available for Awards granted under this Plan. Any Option Shares, Restricted Stock, and/or Unrestricted Stock under the Plan, in respect of which the right hereunder of a Grantee to purchase the same shall, for any reason, terminate, expire or otherwise cease to exist, shall again be available for grant under the Plan.
4.          Options
Options shall be evidenced by Option Agreements specifying the number of Option Shares covered thereby, in such form as the Board shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Option Agreement. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

(a)
Grant of Options: The Board in its discretion may award to Grantees Options to purchase up to that number of Option Shares as are available under the Plan. Options may be granted at any time after this Plan has been adopted by the Board of Directors of the Company and the shares reserved for the Plan effectively created, but not later than the date that is ten (10) years from the date of adoption of the Plan by the Board of Directors of the Company. The date of grant of each Option shall be the date specified by the Board at the time such award is made. The period during which an Option may be exercised will be fixed by the Board and will not exceed ten (10) years from the date the Option is granted.
(b)
Incentive Stock Options: U.S. Incentive Stock Options granted pursuant to this Plan are intended to be “incentive stock options” to which Code Section 422(b) applies and the Plan shall be construed and administered to implement that intent. If all or any part of a U.S. Incentive Stock Option shall be held not to comply with the requirements necessary to entitle such U.S. Incentive Stock Option to such tax treatment as is afforded by Code Section 422, then (i) whenever possible, such provision shall be deemed to have contained from the outset such language as shall be necessary to entitle the Option to the tax treatment afforded under Code Section 422; and (ii) all other provisions of this Plan and the Option Agreement shall remain in full force and effect.
(c)
Vesting of Options: The terms and conditions of vesting for Options granted pursuant to this Plan shall be determined by the Board and shall be set forth in the Option Agreement with respect to such Options. Option Agreements shall state, inter alia, the number of Option Shares covered thereby, the date(s) when the Options may be exercised, the option price, the schedule on which such Shares may be paid for and such other terms and conditions as the Board at its discretion may prescribe, provided that they are consistent with this Plan.
(d)
Exercise Price of Options: The exercise price per Share for each Option Share which the Grantee is entitled to purchase under a Nonqualified Stock Option Agreement or an Incentive Stock Option Agreement shall be determined by the Board, but shall not be less than one hundred percent (100%) of the Fair Market Value Per Share on the Grant Date; except that a U.S. Incentive Stock Option may not be granted to a Ten Percent Shareholder unless the exercise price is not less than one hundred ten percent (110%) of the Fair Market Value Per Share on the Grant Date of the U.S. Incentive Stock Option.

   (e)          Exercise of Options: Options shall be exercisable pursuant to the terms under which they were awarded and subject to the terms and conditions of this Plan.
All or part of the exercisable portion of an Option may be exercised at any time during the Option period, except that, without the written consent of the Board, no partial exercise of an Option may be for less than one hundred (100) Option Shares.
An Option, or any part thereof, shall be exercisable by the Grantee’s signing and returning to the Company at its principal office, a “Notice of Exercise” and such other documents in such form and substance as may be prescribed by the Board from time to time, together with payment of the exercise price and the amount, if any, deemed necessary by the Board to enable the Company to satisfy its income tax withholding obligations with respect to such exercise (unless other satisfactory arrangements are made with respect to such tax liability).
   (f)          Option Expiration: Notwithstanding anything herein to the contrary, but without derogating from the provisions of Section C.8 hereof, if any Option, or any part thereof, has not been exercised and the Option Shares covered thereby not paid for within ten (10) years after the Grant Date, (the “Option Term”) the right to acquire such Option Shares, shall terminate and all interests and rights of the Grantee in and to any such Option shall expire. Notwithstanding the foregoing, in the case of a Ten Percent Shareholder, U.S. Incentive Stock Options shall not be exercisable later than five (5) years after the Grant Date.
(g)
Payment: Each payment for Option Shares under an Option shall be in respect of a whole number of Option Shares, shall be effected in cash or by a cashier’s or certified check payable to the order of the Company, or such other method of payment determined by the Board, which may consist of promissory notes, other Shares or such other consideration and method of payment for the Option Shares as may be permitted under applicable federal and state laws, and shall be accompanied by a notice stating the number of Shares being paid for thereby.
(h)
Withholding of Taxes: As a condition to the exercise, in whole or in part, of any Options, the Board may in its sole discretion require the Grantee to pay, in addition to the purchase price of the Option Shares covered by the Options, an amount equal to any federal, state or local taxes that may be required to be withheld in connection with the exercise of such Options. Alternatively, the Company may issue or transfer the Option Shares pursuant to exercise of the Options net of the number of Option Shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the Option Shares shall be valued on the date the withholding obligation is incurred. In the event a Grantee makes a Code Section 83(b) election in connection with this Plan, the Grantee shall immediately notify the Company of such election. In the case of a U.S. Incentive Stock Option, a Grantee who disposes of Shares acquired pursuant to such U.S. Incentive Stock Option either (a) within two (2) years after the Granting Date of the U.S. Incentive Stock Option or (b) within one (1) year after the issuance of such Option Shares to the Grantee, shall notify the Company of such disposition and the amount realized upon such disposition.

(i)
Listed Shares: In the event the Company’s shares are registered for trading on any other stock exchange, the Options and/or Option Shares allotted in accordance with the Plan may be made conditional to any requirement or instruction of the stock exchange authorities or of any other relevant authority acting pursuant to applicable law as shall exist from time to time. In such case, by means of a Board resolution, the Plan and the Option Agreements prepared pursuant hereto, may be amended as necessary to meet such requirements. In the event of a contradiction between any such amendment and the Plan’s provisions, the amendment shall prevail.
(j)
Notice of Sales upon Disqualifying Disposition: The Grantee shall dispose of the Option Shares acquired pursuant to the Option only in accordance with the provisions of this Plan and the Grantee’s Option Agreement(s). Until such time as the Grantee disposes of such shares in a manner consistent with the provisions of this Plan and any Option Agreement, unless otherwise expressly authorized by the Company, the Grantee shall hold all Option Shares acquired pursuant to the Option in the Grantee’s name (and not in the name of any nominee) for the one year period immediately after the exercise of the Option and the two-year period immediately after the Grant Date. At any time during the one-year or two-year periods set forth above, the Company may place a legend on any certificate representing shares acquired pursuant to the Option requesting the transfer agent for the Company’s stock to notify the Company of any such transfers. The obligation of the Grantee to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate pursuant to the preceding sentence.
(k)
Legends: The Company may at any time place legends referencing the Right of First Refusal (as defined below), and any applicable federal, state or foreign securities law restrictions on all certificates representing Option Shares subject to the provisions of this Option Agreement. The Grantee shall, at the request of the Company, promptly present to the Company any and all certificates representing Option Shares acquired pursuant to the Option in the possession of the Grantee in order to carry out the provisions of this Section. Unless otherwise specified by the Company, the legend placed on such certificates may include, but shall not be limited to, the following:
(1) “THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.”

(2)           If the Option Agreement designates an Option as a U.S. Incentive Stock Option:

“THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE COMPANY TO THE REGISTERED HOLDER UPON EXERCISE OF AN INCENTIVE STOCK OPTION AS DEFINED IN SECTION 422 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“ISO”). IN ORDER TO OBTAIN THE PREFERENTIAL TAX TREATMENT AFFORDED TO ISOs, THE SHARES SHOULD NOT BE TRANSFERRED PRIOR TO [INSERT THE LATER OF TWO YEARS AFTER THE DATE OF OPTION GRANT OR ONE YEAR AFTER THE DATE OF EXERCISE]. SHOULD THE REGISTERED HOLDER ELECT TO TRANSFER ANY OF THE SHARES PRIOR TO THIS DATE AND FOREGO ISO TAX TREATMENT, THE TRANSFER AGENT FOR THE SHARES SHALL NOTIFY THE COMPANY IMMEDIATELY. THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE INCENTIVE STOCK OPTION IN THE REGISTERED HOLDER’S NAME (AND NOT IN THE NAME OF ANY NOMINEE) PRIOR TO THIS DATE OR UNTIL TRANSFERRED AS DESCRIBED ABOVE.”

5.
Restricted Stock Awards
(a)
Nature of Restricted Stock Awards: The Board shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant.  Conditions may be based on continuing employment (or other service relationship), achievement of pre-established performance goals and objectives and/or such other criteria as the Board may determine. The grant of a Restricted Stock Award is contingent on the grantee executing a Restricted Stock Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Board, and such terms and conditions may differ among individual Awards and grantees.
(b)
Rights as a Stockholder: Upon execution of a Restricted Stock Award Agreement and payment of any applicable purchase price, a grantee of Restricted Stock shall be considered the record owner of and shall be entitled to vote the Shares of Restricted Stock if, and to the extent, such Shares are entitled to voting rights, subject to such conditions contained in the Restricted Stock Award Agreement.  The grantee shall be entitled to receive all dividends and any other distributions declared on the Shares; provided, however, that the Company is under no duty to declare any such dividends or to make any such distribution.  The Restricted Stock Award Agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.  Unless the Board shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in subsection (d) below of this Section, and the grantee shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank and such other instruments of transfer as the Board may prescribe.

(c)
Restrictions:  Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as provided herein or in the Restricted Stock Award Agreement.  In addition, Company may require the holder of restricted stock to be bound by any stockholders’ agreement in effect from time to time among the holders of the same class of stock.
(d)
Vesting of Restricted Stock: The Board at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which Restricted Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the Restricted Stock Award Agreement.
6.
Unrestricted Stock Awards
(a)
Grant or Sale of Unrestricted Stock:  The Board may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Board) to a Grantee an Unrestricted Stock Award under the Plan.  Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such Grantee.
(b)
Elections to Receive Unrestricted Stock In Lieu of Compensation:  With the consent of the Board, a Grantee may, pursuant to an advance written election delivered to the Company no later than the date specified by the Board, receive a portion of any cash compensation otherwise due to such Grantee in the form of shares of Unrestricted Stock either currently or on a deferred basis.
(c)
Restrictions on Transfers:  The right to receive shares of Unrestricted Stock on a deferred basis may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution. In addition, Company may require the holder of unrestricted stock to be bound by any stockholders’ agreement in effect from time to time among the holders of the same class of stock.

7.
Repurchase Rights/Transfer Restrictions
(a) Options, Option Shares, Restricted Stock, and/or Unrestricted Stock issued under the Plan are not transferable to any third party without the prior approval of the Board. Should the Board approve such transfer, it shall be subject to a right of first refusal as set forth in Section C.8 below. Option shares, Restricted Stock, and/or Unrestricted Stock may also be subject to one or more repurchase options, or such other conditions and restrictions as may be determined by the Board in its discretion at the time the Option, Restricted Stock, and/or Unrestricted Stock is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Grantee shall execute an agreement evidencing such transfer restrictions prior to the receipt of Option Shares, Restricted Stock, and/or Unrestricted Stock hereunder and shall promptly present to the Company any and all certificates representing Option Shares, Restricted Stock, and/or Unrestricted Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any and all such transfer restrictions.
(b) No Option Shares acquired upon exercise of the Option Restricted Stock, and/or Unrestricted Stock may be sold, exchanged, transferred (including, without limitation, any transfer to a nominee or agent of the Grantee), assigned, pledged, hypothecated or otherwise disposed of including by operation of law, in any manner which violates any of the provisions of this Plan or the Award Agreement and, except pursuant to an Ownership Change Event, any such attempted disposition shall be void. The Company shall not be required (a) to transfer on its books any Option Shares, Restricted Stock, and/or Unrestricted Stock which will have been transferred in violation of any of the provisions set forth in this Award Agreement or (b) to treat as owner of such Option Shares, Restricted Stock, and/or Unrestricted Stock or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares have been so transferred.
8.                Right of First Refusal
(a)
Grant of Right of First Refusal: Except as provided in Section C.8(g) below, in the event a Grantee, a Grantee’s legal representative, or other holder of (i) Option Shares acquired upon exercise of an Option, and/or (ii) Restricted Stock, and/or Unrestricted Stock, proposes to sell, exchange, transfer, pledge, or otherwise dispose of any vested Option Shares, Restricted Stock, and/or Unrestricted Stock (the “Transfer Shares”) to any person or entity, including, without limitation, any other stockholder of the Company, the Company shall have the right to repurchase the Transfer Shares under the terms and subject to the conditions set forth in this Section C.8 (the “Right of First Refusal”).

(b)
Notice of Proposed Transfer: Prior to any proposed transfer of the Transfer Shares, the Grantee shall deliver written notice (the “Transfer Notice”) to the Company describing fully the proposed transfer, including the number of Transfer Shares, the name and address of the proposed transferee (the “Proposed Transferee”) and, if the transfer is voluntary, the proposed transfer price, and containing such information necessary to show the bona fide nature of the proposed transfer. In the event of a bona fide gift or involuntary transfer, the proposed transfer price shall be deemed to be the Fair Market Value of the Transfer Shares, as determined by the Board in good faith. If the Grantee proposes to transfer any Transfer Shares to more than one Proposed Transferee, the Grantee shall provide a separate Transfer Notice for the proposed transfer to each Proposed Transferee. The Transfer Notice shall be signed by both the Grantee and the Proposed Transferee and must constitute a binding commitment of the Grantee and the Proposed Transferee for the transfer of the Transfer Shares to the Proposed Transferee subject only to the Right of First Refusal.
(c)
Bona Fide Transfer: If the Company determines that the information provided by the Grantee in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary transfer, the Company shall give the Grantee written notice of the Grantee’s failure to comply with the procedure described in this Section C.8, and the Grantee shall have no right to transfer the Transfer Shares without first complying with the procedure described in this Section C.8. The Grantee shall not be permitted to transfer the Transfer Shares if the proposed transfer is not bona fide.
(d)
Exercise of Right of First Refusal: If the Company determines the proposed transfer to be bona fide, the Company shall have the right to purchase all, but not less than all of the Transfer Shares (except as the Company and the Grantee otherwise agree) at the purchase price and on the terms set forth in the Transfer Notice by delivery to the Grantee of a Notice of Exercise of the Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company. The Company’s exercise or failure to exercise the Right of First Refusal with respect to any proposed transfer described in a Transfer Notice shall not affect the Company’s right to exercise the Right of First Refusal with respect to any proposed transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by the Grantee or issued by a person other than the Grantee with respect to a proposed transfer to the same Proposed Transferee. If the Company exercises the Right of First Refusal, the Company and the Grantee shall thereupon consummate the sale of the Transfer Shares to the Company on the terms set forth in the Transfer Notice within sixty (60) days after the date the Transfer Notice is delivered to the Company (unless a longer period is offered by the Proposed Transferee); provided, however, that in the event the Transfer Notice provides for the payment for the Transfer Shares other than in cash, the Company shall have the option of paying for the Transfer Shares by the present value cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Company. For purposes of the foregoing, cancellation of any indebtedness of the Grantee to the Company shall be treated as payment to the Grantee in cash to the extent of the unpaid principal and any accrued interest canceled.

(e)
Failure to Exercise Right of First Refusal: If the Company fails to exercise the Right of First Refusal in full (or to such lesser extent as the Company and the Grantee otherwise agree) within the period specified in Section C.8(d) above, the Grantee may conclude a transfer to the Proposed Transferee of the Transfer Shares on the terms and conditions described in the Transfer Notice, provided such transfer occurs not later than ninety (90) days following delivery to the Company of the Transfer Notice. The Company shall have the right to demand further assurances from the Grantee and the Proposed Transferee (in a form satisfactory to the Company) that the transfer of the Transfer Shares was actually carried out on the terms and conditions described in the Transfer Notice. No Transfer Shares shall be transferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed transfer as bona fide. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Grantee, shall again be subject to the Right of First Refusal and shall require compliance by the Grantee with the procedure described in this Section C.8.
(f)
Transferees of Transfer Shares: All transferees of the Transfer Shares or any interest therein, other than the Company, shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such Transfer Shares or interest therein subject to all of the terms and conditions of this Plan, including this Section C.8 providing for the Right of First Refusal with respect to any subsequent transfer. Any sale or transfer of any shares acquired upon exercise of the Option shall be void unless the provisions of this Section C.8 are met.
(g)
Transfers Not Subject to Right of First Refusal: The Right of First Refusal shall not apply to any transfer or exchange of the Option Shares, Restricted Stock, and/or Unrestricted Stock if such transfer or exchange is in connection with an Ownership Change Event. If the consideration received pursuant to such transfer or exchange consists of stock of the Company, such consideration shall remain subject to the Right of First Refusal unless the provisions of Section C.8(i) below result in a termination of the Right of First Refusal.

(h)
Assignment of Right of First Refusal: The Company shall have the right to assign the Right of First Refusal at any time, whether or not there has been an attempted transfer, to one or more persons as may be selected by the Company.
(i)
Early Termination of Right of First Refusal: The other provisions of the Award Agreement notwithstanding, the Right of First Refusal shall terminate and be of no further force and effect upon (1) the occurrence of a Change in Control, unless the Acquiring Corporation assumes the Company’s rights and obligations under the Option or substitutes a substantially equivalent option for the acquiring corporation’s stock for the Option, or (2) the existence of a public market for the class of shares subject to the Right of First Refusal. A “public market” shall be deemed to exist if (i) such stock is listed on a national securities exchange (as that term is used in the Exchange Act) or (ii) such stock is traded on the over-the-counter market and prices therefor are published daily on business days in a recognized financial journal.
(j)
Change in Character or Amount of Company’s Stock: If, from time to time, there is any stock dividend, stock split or other change in the character or amount of any of the outstanding stock of the Company the stock of which is subject to the provisions of this Plan, then in such event any and all new, substituted or additional securities to which the Grantee is entitled by reason of the Grantee’s ownership of the Option Shares, Restricted Stock, and/or Unrestricted Stock acquired upon exercise of the Option, Restricted Stock, and/or Unrestricted Stock shall be immediately subject to the Right of First Refusal with the same force and effect as the Option Shares, Restricted Stock, and/or Unrestricted Stock subject to the Right of First Refusal immediately before such event.
9.                Termination of Employment
The effect of termination of a Grantee’s Service on such Grantee’s rights to acquire Option Shares shall be as follows:
(a)
General: Subject to paragraphs (b), (c) and (d) immediately following, if a Grantee’s Service should, for any reason, cease, all of his or her rights, if any, in respect of (i) all Options theretofore granted to him or her under the Plan and not exercised (to the extent that they are exercisable) within up to ninety (90) days after such cessation of Service and/or (ii) all Option Shares which may be purchased by him or her and not fully paid for within up to ninety (90) days after such cessation of Service, shall lapse and expire and terminate immediately and/or (iii) all Restricted Stock, and/or Unrestricted Stock which may have not vested prior to such cessation of Service, shall lapse and expire and terminate immediately. In the event of resignation or discharge of a Grantee from Service, his Service shall, for the purposes of this Section C.6(a) be deemed to have ceased upon the delivery to the Company of notice of resignation, or upon the delivery to the employee of notice of discharge, as the case may be, irrespective of the effective date of such resignation or discharge. The transfer of a Grantee from the employ of the Company to the employ of a Subsidiary of the Company, or from the employ of a Subsidiary of the Company to the employ of the Company or another Subsidiary of the Company and an authorized leave of absence on military service, shall not be deemed a termination of Service for purposes hereof. The Board shall have sole discretion to determine whether an authorized leave of absence on governmental or public service or otherwise, or termination of Service under certain conditions, shall constitute termination of Service for the purposes hereof, and such decision shall be conclusive..

(b)
Disability: If the Grantee’s Service with the Company terminates because of the Disability of the Grantee, (i) the Option, to the extent unexercised and exercisable on the date on which the Grantee’s Service terminated, may be exercised by the Grantee (or the Grantee’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Grantee’s Service terminated, but in no event later than the end of the Option Term and/or (ii) any other Award to the extend it is unvested on the date on which the Grantee’s Service terminated, may vest to the Grantee at any time prior to the expiration of twelve (12) months after the date on which the Grantee’s Service terminated. The decision as to whether a termination by reason of Disability has occurred shall be made by the Board, whose decision shall be final and conclusive.
(c)
Death: If the Grantee’s Service with the Company terminates because of the death of the Grantee, (i) the Option, to the extent unexercised and exercisable on the date on which the Grantee’s Service terminated, may be exercised by the Grantee’s legal representative or other person who acquired the right to exercise the Option by reason of the Grantee’s death at any time prior to the expiration of twelve (12) months after the date on which the Grantee’s Service terminated by reason of his or her death, but in no event later than the end of the Option Term; and/or (ii) any Issued Shares then held by the Grantee at the time of such death and any Issued Shares acquired thereafter by the Grantee’s legal representative shall be subject to the provisions of this Plan, and the Grantee’s estate, executors, administrators, personal representatives, heirs, legatees and distributees shall be obligated to convey such Issued Shares to the Company or its assigns under the terms contemplated hereby.
(d)
Voluntary Termination or Termination for Cause: If the Grantee’s Service with the Company terminates for Cause, (i) the Option, to the extent unexercised and exercisable on the date on which the Grantee’s Service terminates, shall lapse and expire, and be null and void immediately, and/or (ii) any other Award to the extend it is unvested on the date on which the Grantee’s Service terminates, shall lapse and expire, and be null and void immediately. If the Grantee voluntarily terminates his or her Service with the Company, (i) the Option, to the extent unexercised and exercisable on the date on which the Grantee’s Service terminates, shall lapse and expire, and be null and void thirty (30) days after such cessation of Service, and/or (ii) any other Award to the extend it is unvested on the date on which the Grantee’s Service terminates, shall lapse and expire, and be null and void immediately.

10.              Adjustments
As used herein, the term “Share Adjustment” means an event pursuant to which the outstanding Shares of the Company are increased, decreased or changed into, or exchanged for a different number or kind of securities, without receipt of consideration by the Company, through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split, stock dividend, stock consolidation or otherwise. Upon the occurrence of a Share Adjustment, (i) appropriate and proportionate adjustments shall be made to the number and kind of securities and exercise price for the securities subject to the Award which may thereafter be granted under the Plan, (ii) appropriate and proportionate adjustments shall be made to the number and kind of and exercise price for the securities subject to the then outstanding Award, and (iii) appropriate amendments to the Option Agreements shall be executed by the Company and each Grantee if the Board determines that such amendments are necessary or desirable to reflect such adjustments. If determined by the Board to be appropriate, in the event of a Share Adjustment which involves the substitution of securities of a corporation other than the Company, the Board shall make arrangements for the assumptions by such other corporation of any Awards then or thereafter outstanding under the Plan. Notwithstanding the foregoing, such adjustment in outstanding Awards, shall be made without change in the total exercise price applicable to the unexercised portion of the Awards but with an appropriate adjustment to the number of securities, kind of securities and exercise price for each of the securities subject to the Awards. The determination by the Board as to what adjustments, amendments or arrangements shall be made pursuant to this Section C.10, and the extent thereof, shall be final and conclusive. No fractional Shares shall be issued under the Plan on account of any such adjustment or arrangement.
11.               Assignability:
No Option shall be assignable or transferable by the Grantee to whom granted otherwise than by will or the laws of descent and distribution, and an Option and/or Awards may be exercised during the lifetime of the Grantee only by such Grantee or by such Grantee’s guardian or legal representative. The terms of such Option and/or Awards shall be binding upon the beneficiaries, executors, administration, heirs and successors of such Grantee.
12.               Securities Laws Compliance:
(a) Compliance: The Company will diligently comply with all applicable securities laws before any Awards are granted under the Plan and before any Shares are issued pursuant to the Options Awards. Without limiting the generality of the foregoing, the Company may require from the Grantee a representation that any Shares purchased pursuant to the Plan are being purchased for investment and not with a view to their distribution as that term is used in Securities Act, unless in the opinion of counsel to the Company, such distribution is in compliance with, or exempt from the registration and prospectus requirements of the Securities Act; and, if required by the Company, the Grantee agrees to sign a certificate to that effect at the time or times he exercises the Option and/or Awards. The Company does not obligate itself to register the Shares under the Securities Act. The Board in its discretion may cause the Options and/or Awards and Shares underlying the Options and/or Awards to be registered under the Securities Act. The Grantee shall take any action reasonably requested by the Company in connection with registration or qualification of the Shares under Federal and state securities laws.

(b) Legends: The Company may place a legend on any share certificate delivered to the Grantee to the effect that such Shares were acquired pursuant to an investment representation without registration, and may not be sold unless registered under the Securities Act or pursuant to an available exemption therefrom.
13.               Term and Amendment of the Plan:
(a) Effective Date of Plan: The Plan was adopted by the Board of Directors of the Company on March 31, 2016, and approved by the stockholders of the Company on _________, 2016.
(b) Expiration Date of Plan: The Plan shall continue in effect until the earlier of the tenth (10th) anniversary of the date of adoption of the Plan by the Board of Directors of the Company, or the date on which all of the Shares available for issuance under the Plan have been issued, all restrictions on such Shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed and/or have been vested. No Awards shall be granted under the Plan thereafter. However, all Awards shall be granted, if at all, within ten (10) years from the date the Plan is adopted by the Board of Directors of the Company. No Awards shall be granted under the Plan thereafter.
(c) Authority of Board: Notwithstanding anything in this Agreement to the contrary, the Board may at any time discontinue granting Awards under the Plan or otherwise suspend, amend or terminate the Plan and may, with the consent of a Grantee, make such modification of the terms and conditions of such U.S. Incentive Stock Options or Nonqualified Stock Options as it shall deem advisable. An amendment or modification to the Plan made pursuant to the provisions of this Section C.13(c) shall be deemed adopted as of the date of the action of the Board effecting such amendment or modification and shall be effective immediately, unless otherwise provided therein, subject to approval thereof (i) within twelve (12) months before or after the effective date by stockholders of the Company holding not less than a majority vote of the voting power of the Company voting in person or by proxy at a duly held stockholders meeting when required to maintain or satisfy the requirements of Code Sections 421 and 422 with respect to U.S. Incentive Stock Options or Code Section 162(m) with respect to performance-based compensation, (ii) by any appropriate governmental agency if required, or (iii) by a securities exchange or automated quotation system if required. No Awards may be granted during any suspension or after termination of the Plan.

14.               Continuance Of Employment
NEITHER THE PLAN NOR THE AWARD AGREEMENT SHALL IMPOSE ANY OBLIGATION ON THE COMPANY OR A SUBSIDIARY THEREOF, TO CONTINUE ANY GRANTEE IN ITS EMPLOY, AND NOTHING IN THE PLAN OR IN ANY AWARD GRANTED PURSUANT THERETO SHALL CONFER UPON ANY GRANTEE ANY RIGHT TO CONTINUE IN THE EMPLOY OF THE COMPANY OR A SUBSIDIARY THEREOF, OR RESTRICT THE RIGHT OF THE COMPANY OR A SUBSIDIARY THEREOF TO TERMINATE SUCH EMPLOYMENT AT ANY TIME.
15.               Standard Forms of Award Agreement
(a)
Award Agreement: Unless otherwise provided by the Board at the time the Award is granted, an Award shall comply with and be subject to the terms and conditions set forth in the form of Award Agreement approved by the Board concurrently with its adoption of the Plan and as amended from time to time.
(b)
Authority to Vary Terms: The Board shall have the authority from time to time to vary the terms of any standard form of Award Agreement described in this Section C.15 either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.
16.               Taxation
(a) The Grantee shall be liable for all taxes, duties, fines and other payments which may be imposed by the tax authorities (whether in the United States of America or abroad) and for every obligatory payment of whatever source in respect of the Options, the Option Shares, Restricted Stock, and/or Unrestricted Stock (including, without limitation, upon the exercise of the Options and/or the vesting of the Awards, the sale of the Option Shares Restricted Stock, and/or Unrestricted Stock or the registration of the Option Shares, Restricted Stock, and/or Unrestricted Stock in the Grantee’s name) or dividends or any other benefit in respect thereof and/or for all charges which shall accrue to the Grantee, the Company, its subsidiaries and any affiliated or related company in connection with the Plan.

(b) The Company, its subsidiaries and/or any affiliate or related company, in their absolute and sole discretion, be entitled or shall be obliged, pursuant to the law and to the Commissioner’s Rules, to make deductions at source from all payments due to the Grantee from any source.
(c) The Company (including any affiliate or related company) shall at any time be entitled to apply to the Assessing Officer, and in the case of a Grantee abroad, to any foreign tax authority, for receipt of their certificate of authorization as to the amount of tax which the Company, its Subsidiary or any related company or the Grantee is to pay to the tax authorities resulting from granting the Awards or allotting the Option Shares, Restricted Stock, and/or Unrestricted Stock or regarding any other question with respect to the application of the Plan.
17.               Change in Control
(a)
Definitions:
(i)
An “Ownership Change Event” shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.
(ii)
“Change in Control” shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, a “Transaction”) wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the “Transferee Corporation(s)”), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more Subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

(b)
Effect of Change in Control on Awards: In the event of a Change in Control of the Company, each outstanding Award shall be treated as the Board determines, including, without limitation, that each Option be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. The Board shall not be required to treat all Awards similarly in the transaction. In the event that the Award is not assumed or substituted for following the Change in Control, the Award shall terminate as of the date of the closing of the Change in Control and the Board shall notify the Grantee in writing or electronically of such termination. For the purposes of this Section 17(b), the Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each option Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Shares of the Company for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely stock of the successor corporation or its parent or subsidiary, the Board may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option and/or vesting of the Award, for each Option Share, Restricted Stock, and/or Unrestricted Stock to be solely common stock of the successor corporation or its parent or subsidiary equal in fair market value to the per share consideration received by holders of Shares in the Change in Control.
18.               Release of Legal Counsel from Liability and Indemnification
In no event shall the Company’s (or its Subsidiary’s) legal counsel be liable to the Company and/or any Grantee under the Plan and/or any third party (including without prejudice to the generality of the foregoing, to the income tax authorities and any other governmental or administrative authority), or to a purchaser of shares from any Grantee with respect to any act which has been or will be carried out and/or any opinion which has been or will be given in relation to the Plan, its execution and any matter connected thereto or arising therefrom. The Company will not, and the Grantee will be required to covenant upon signing the Agreement that he will not, make any claim against the Company’s (or its Subsidiary’s) legal counsel in any manner whatsoever and on any ground whatsoever and it expressly agrees that if the Company’s (or its Subsidiary’s) legal counsel are sued by them, then the Company’s (or its Subsidiary’s) legal counsel shall be entitled by virtue of this Section alone to apply to the court for dismissal of the action against them with costs. The Company covenants and agrees that if an action is commenced by any third party against the Company's (or its Subsidiary’s) legal counsel, they shall be entitled, without any objection on the Company’s part to join the Company as a third party to any action and a judgment against them will be paid by the Company.
The Company covenants and the Grantee will be required to covenant to indemnify the Company’s (or its Subsidiary’s) legal counsel against any liability in relation to any claim and/or demand made against the Company’s (or its Subsidiary’s) legal counsel by any person whatsoever, including the tax authorities, in relation to their acts or omissions in connection with the Plan.

19.               Miscellaneous
(a)
No Rights Conferred: Nothing contained herein will be deemed to give any individual any right to receive an Award, under the Plan.
(b)
Governing Law: The Plan and all instruments issued thereunder or in connection therewith, shall be governed by, and interpreted in accordance with, the laws of the State of Delaware, United States of America.
(c)
Application of Funds: The proceeds received by the Company from the sale of Shares pursuant to Awards granted under the Plan will be used for general corporate purposes of the Company or any Subsidiary thereof.
(d)
Tax Consequences: Any tax consequences arising from the grant or exercise of any Option and/or vesting of the Award, from the payment for shares covered thereby or from any other event or act (of the Company or the Grantee) hereunder, shall be borne solely by the Grantee. Furthermore, the Grantee shall agree to indemnify the Company and hold it harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, any such tax from any payment made to the Grantee.
(e)
Limitation on Benefits: No Option may be exercised and Award shall vest, to the extent such exercise or vesting will create an “excess parachute payment” as defined in Section 28OG of the Code.
(f)
Compliance with Applicable Laws: The inability of the Company to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares upon the exercise of an Option and/or vesting of the Award shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares as to which requisite authority shall not have been obtained.
(g)
Construction: Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

MOBILESMITH, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – MAY 23, 2016 AT 10:00 AM LOCAL TIME
CONTROL ID:
REQUEST ID:

The undersigned, hereby authorizes Amir Elbaz and Gleb Mikhailov, and each of them, with the full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders (the “Meeting”) of MobileSmith, Inc. to be held at our executive offices at 5400 Trinity Road, Suite 208, North Carolina, 27607 on Monday, May 23, 2016 at 10:00 a.m. local time, and any adjournment thereof.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

	MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
	FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
	INTERNET:	https://www.iproxydirect.com/MOST
	PHONE:	1-866-752-VOTE(8683)

46

ANNUAL MEETING OF THE STOCKHOLDERS OF MOBILESMITH, INC.	PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		FOR ALL	AGAINST ALL	FOR ALL EXCEPT
	Election of Directors	◻	◻
◻
	Amir Elbaz			◻	CONTROL ID:
	Ronen Shviki			◻	REQUEST ID:
	Jon Campbell			◻

Proposal 2		FOR	AGAINST	ABSTAIN

Amendment of the Company’s certificate of incorporation to increase the number of shares of common stock, par value $.001 per share, that the Company is authorized to issue from 45,000,000 to 100,000,000 shares.
		◻	◻	◻

Proposal 3		FOR	AGAINST	ABSTAIN
	Adopt the 2016 Equity Compensation Plan and to reserve 15 million shares for issuance thereunder.	◻	◻	◻

Proposal 4		FOR	AGAINST	ABSTAIN
	To approve, in a non-binding advisory vote, the compensation of the Company’s named executive officers.	◻	◻	◻

Proposal 4
Consider and take action upon such other matters as may properly come before the meeting or any adjournment thereof.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ◻
The shares represented by the proxies solicited by the Board will be voted in accordance with the directions given therein, but if no direction is given, such shares will be voted (i) FOR the election as directors of the nominees of the Board named below; (ii) FOR the proposal to amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock to 100,000,000 shares, (iii) FOR the adoption of the 2016 Compensation Plan, (iv) FOR the resolution regarding the non-binding advisory vote of the compensation of the Company’s named executive officers; and (v) in the discretion of the proxies named in the proxy on any other proposals to properly come before the Annual Meeting or any adjournment(s).

MARK HERE FOR ADDRESS CHANGE   ◻ New Address (if applicable):
____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2016

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)